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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2005


                           CENTRAL FEDERAL CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                     0-25045                     34-1877137
              --------                     -------                     ----------
(State or other jurisdiction of          (Commission                 (IRS Employer
 incorporation)                          File Number)           Identification Number)


    2923 Smith Road, Fairlawn, Ohio             44333                 (330) 666-7979
    -------------------------------             -----                 --------------
(Address of principal executive offices)     (Zip Code)      (Registrant's Telephone Number)

                ------------------------------------------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

On March 14, 2005, the registrant issued a press release announcing stockholder passage of the 1-for-325 reverse stock split. The Board of Directors is expected to make a decision within two weeks about whether to proceed with the reverse stock split. A copy of the press release is included as Exhibit 99 to this report.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

         99  Press release issued on March 14, 2005




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Central Federal Corporation

 Date:  March 14, 2005         By:    /s/ Therese Ann Liutkus
                                      -----------------------------------
                                      Therese Ann Liutkus, CPA
                                      Treasurer and Chief Financial Officer